Financial Instruments And Fair Value Measurements - Schedule of Pre-tax Gains (Losses) Recognized in OCI Related to Cash flow and Net Investment Hedges (Detail) - USD ($) $ in Millions	3 Months Ended		12 Months Ended
	Mar. 31, 2023	Mar. 31, 2022	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Financial Instruments and Fair Value Measurements Disclosure [Abstract]
Cash flow hedges	$ (17)	$ 41	$ 37	$ 40	$ (36)
Net investment hedges	$ 35	$ 0	$ (111)	$ 0	$ 0